SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 3, 2004


                          PEOPLES BANCORPORATION, INC.




Incorporated under the     Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

Item 7.  Financial Statements and Exhibits

(c)      Exhibit 99    Registrant's Corrected December 31, 2003 Earnings Release

Item 12. Results of Operations and Financial Condition.

Earnings Release

         Please see Exhibit 99 for the Registrant's corrected December 31, 2003 earnings release.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PEOPLES BANCORPORATION, INC.
                                         (Registrant)



Date: March 3, 2004                      By: /s/ William B. West
                                             -----------------------------------
                                             William B. West
                                             Senior Vice President (Principal
                                             Financial and Principal Accounting
                                             Officer)

                                  EXHIBIT INDEX

Exhibit 99        Registrant's Corrected December 31, 2003 Earnings Release